UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2009

Idenix Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49839	45-0478605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-995-9800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 20, 2009, Idenix Pharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2009.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure

On July 20, 2009, the Company also announced that it had successfully completed a three-day proof-of-concept study of IDX184, a novel liver-targeted pro-drug of 2’-methyl guanosine nucleotide, for the treatment of the hepatitis C virus.  The full text of the press release issued in connection with the announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1           Press Release entitled “Idenix Pharmaceuticals Reports Second Quarter and Six Month 2009 Financial Results,” dated July 20, 2009.

The following exhibit relating to Item 7.01 shall be deemed to be filed:

99.2           Press Release entitled “Idenix Pharmaceuticals Successfully Completes Proof-of-Concept Study of IDX184 for the Treatment of Hepatitis C Virus (HCV),” dated July 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idenix Pharmaceuticals, Inc.

Date: July 20, 2009	By:	/s/ Ronald C. Renaud, Jr.
Ronald C. Renaud, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Idenix Pharmaceuticals Reports Second Quarter and Six Month 2009 Financial Results,” dated July 20, 2009.

99.2	Press Release entitled “Idenix Pharmaceuticals Successfully Completes Proof-of-Concept Study of IDX184 for the Treatment of Hepatitis C Virus (HCV),” dated July 20, 2009.